UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): October 30, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2017, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

A conference call to discuss the Company’s earnings results has been scheduled for 7:30 a.m. Central Time on October 30, 2017. The information for accessing the conference call is included in the press release.

The Company hereby incorporates by reference into this Item 7.01 the summary report of the status, as of October 30, 2017, of the Company’s offshore drilling rigs attached as Exhibit 99.2.

The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in the press release furnished as Exhibit 99.1 to this report, statements in the summary report furnished as Exhibit 99.2 to this report and statements made during the conference call described in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning drilling rig deliveries, operations and timing; contract effectiveness, effective dates and estimated duration; plans regarding construction, retirement and scrapping of drilling rigs; future impairments; future dividends; expectations of future backlog, revenue, operating costs and performance; future liquidity, financial condition, market conditions, commodity prices and strategic opportunities; revenue expected to result from backlog; future credit ratings; future dayrates, future status, start and end dates and future contracts and availability; future contract opportunities and termination rights; contract noncompliance by customers and other third parties; letters of intent; utilization, surveys, downtime and other aspects of the Company’s drilling rigs; customer discussions and outcomes thereof and the impact of these and related events on the Company’s operations and revenues; future impact of regulations; future outcome of litigation; and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, litigation and disputes, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, construction of new builds, casualty losses and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit number	Description

99.1	Press Release dated October 30, 2017

99.2	Rig Status Report as of October 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

4